1Q ’11 Earnings
1Q 2011 Earnings Conference Call
May 4, 2011
Exhibit 99.1

1Q ’11 Earnings
James P. Torgerson
President and Chief Executive Officer
Richard J. Nicholas
Executive Vice President and Chief Financial Officer
Safe Harbor Provision

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL
Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas
Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The
Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Note to Investors

1Q ’11 Earnings
Highlights
 Solid 1Q Net Income
 ➢ Growth in Electric Operations, including GenConn
 ➢ First full quarter of Gas Operations
 Projected savings from the gas acquisitions are identified
 Exit from transition services agreement on schedule
 Implementing plans for growth in gas conversions
 Executing on capital expenditure plan - realizing rate base growth
 GenConn Middletown expected to be operational in June 2011

1Q ’11 Earnings
 Expected $11.6M of Identified Savings
 ➢ Integration is on schedule
 ➢ Incurring one-time O&M
 implementation costs of $3.5M (pre-tax)
 ➢ Approximately $18M IT-related
 capital costs associated with
 implementation

($M)
Gas Operations

1Q ’11 Earnings
Gas Operations
 ➢ Capitalize on the competitive advantage of natural gas as the economical, abundant and environmentally friendly fuel of choice for customers
 ➢ Aggressively pursue new gas heating customers
 ➢ Generate incremental revenue sufficient to support expanding infrastructure
 ➢ 2011 multi-media campaign - launched in April
 › Cost savings associated with natural gas use compared to other energy sources
 ➢ Historical customer additions(1)   2009  2010
 Heating conversions                                                                                                  5,535 5,728
 New construction                                                                                                 901 1,071
    Total                                                                                                 6,436 6,799
 ➢ Targeting 30,000-35,000 additional gas heating customers over the next 3 years
 › ’11 - 25% increase over ‘10 levels
 › ’12 - 50% increase over ’10 levels
 ➢ New customers are anticipated to generate approximately $280-$315 dollars of distribution net operating income per customer
(1) Businesses & households

1Q ’11 Earnings
American Community Survey’s selected housing characteristics estimates show a large percentage of households in Connecticut do not use natural gas for heating
Potential for Gas Heating in CT
Litchfield
62%
13%
16%
4%
5%
Fairfield
47%
35%
15%
2%
1%
Connecticut
50%
31%
15%
2%
1%
New Haven
46%
35%
16%
2%
2%
Middlesex
63%
11%
18%
4%
3%
New London
63%
11%
19%
3%
4%
Windham
68%
9%
11%
8%
4%
Tolland
67%
9%
13%
5%
4%
Hartford
41%
42%
13%
1%
2%
Fuel oil, kerosene
Electricity
Utility gas
Bottled, tank or LP gas
Other¹
Source: U.S. Census Bureau; Average data for 2005-2009
1 Other includes coal or coke, wood, solar, no fuel used and other
# Occupied
housing units:
1,327,482
73,704
339,516
52,993
42,653
104,468
65,476
322,752
325,920
(0)
(20)
(6)
(13)
(0)
(3)
(11)
(9)
The # in parentheses represents
the number of cities or towns in
that county that are served by a
UIL Gas Company.
Approximately 37% of businesses & households on UIL gas mains are not currently natural gas customers

1Q ’11 Earnings
Electric Operations
 ➢ On course with aggressive $2.1B UI base capital expenditure plan for 2010-2019
 › Distribution - $1.4B
 › Transmission - $0.6B
 › GenConn equity investment - $0.1B
 ➢ Investing in Connecticut portion of New England East West Solution projects, with an investment floor of $60M
 ➢ Continue to seek out other Transmission opportunities in our service territory and beyond

1Q ’11 Earnings
Devon Facility
➢ Operating
➢ Contractual requirements met on
 9/10/10
Middletown Facility
➢ 98% complete as of 4/30/11
➢ Expected to be operational in June 2011
50/50 Joint Venture between UI and NRG
Picture as of 3/31/11
GenConn Energy

1Q ’11 Earnings
➢ On 3/24/11, CNG, SCG & the OCC filed a motion with
 the DPUC to reopen the CNG & SCG rate cases for the
 purposes of reviewing and approving a settlement
 agreement
➢ On 4/13/11, the DPUC reopened the rate cases
➢ If approved by DPUC, the settlement would, among
 other things
 › resolve all pending issues related to the rate case
 appeals
 › terminate the SCG potential overearnings
 investigation
➢ DPUC schedule as of 4/27/11
 › Hearings 5/26/11 & 6/9/11
 › Draft decision expected 7/20/11, final 8/3/11

SCG Potential Overearnings
Generic ROE Proceeding
UI Electric Decoupling
SCG/CNG Rate Case Appeals
DPUC schedule has not been updated
➢ Filed results of decoupling rider for 2010-2011 on 4/5/11
 › Resulted in an over-collection of allowed revenues of
 $1.3M
 › Company requested continuation of decoupling
 mechanism until next rate case decision
➢ Potential for UI to file distribution rate case for rates in effect in 2012 to reflect significant investments in distribution infrastructure
Regulatory Update

1Q ’11 Earnings
Legislative Highlights
Session ends June 8th
Members of the state House and Senate in CT introduced ~ 100 energy- and technology-related bills
 ➢ UIL is actively engaged in legislative process
Proposals include:
 ➢ New Department that combines Department of Environmental Protection and
 Department of Public Utility Control
 ➢ Senate Bill One - reintroduction of legislation from the last legislative session that has multiple components

1Q ’11 Earnings
Economic Update
Non-seasonally adjusted unemployment rate as of 3/11
 ➢ MA - 8.2%
 ➢ National - 9.2%
 ➢ CT - 9.3%
Major cities in service territory trailing national average
 ➢ Hartford - 9.3%
 ➢ New Haven - 13.6%
 ➢ Bridgeport - 14.5%

1Q ’11 Earnings
Net Income ($M)
1Q 2011 vs. 1Q 2010 Net Income

1Q ’11 Earnings
1Q 2011 Financial - Details
Electric distribution, CTA, GenConn & other
 ➢ 8% increase in 1Q 2011 net income compared to 1Q 2010
 › Favorable variance primarily attributable to income from the investment in GenConn, partially offset by increased operating expenses and lower CTA rate base
 › Earnings of $2.1M from UI’s equity investment in GenConn
 ➢ Average D & CTA ROE as of 3/31/11; 9.62% including sharing
 ➢ GenConn ROE - 9.75%
Electric transmission
 ➢ 15% increase in 1Q 2011 net income compared to 1Q 2010
 › Increase in AFUDC coupled with higher rate base
Gas distribution
 ➢ Net income of $37.4M
 › Colder than normal winter weather in New England
 ➢ Preliminary average adjusted ROEs as of 3/31/11; SCG - 9.65%, CNG - 11.63%
Corporate
 ➢ After tax cost in 1Q 2011 of $3.8M compared to $0.7M in 1Q 2010
 › Predominately attributable to interest expense of $3.2M on the $450M public debt issued to partially fund the gas acquisitions
EPS dilution from Sept. 2010 equity issuance - $0.24 per share

1Q ’11 Earnings
UI Pollution Control Revenue Bonds
UI Equity Bridge Loan
UIL Debt retired 2/15/11
SCG, CNG & Berkshire
Liquidity Overview (3/31/11)
Near-Term Debt Maturities
($M)
*
* To be remarketed
Amounts may not add due to rounding.
Based on current plans - expect no need for external equity for at least the next 3 years
($M)
Debt Maturity & Liquidity Profile

1Q ’11 Earnings
Assumptions
› Regulated businesses are expected to earn the allowed return on an aggregate basis
› GenConn expected to be fully operational by 6/11 and earn
 $0.12-$0.14 per share
› CTA earnings are expected to decline by $0.07-$0.09 per share from 2010 as rate base continues to be amortized
› Incorporates full year of gas distribution earnings
› Bonus depreciation is expected to have a net impact of ($0.03)-
 ($0.05) per share
› Includes one-time costs for the transition of the gas
 distribution business support services from IUSA, as well as the on-going integration costs
,
2011
› Integration of all of the regulated businesses with an emphasis on process integration initiatives and best practices
› Exiting the TSA by year-end for vast majority of services
› Positioned to realize half of IUSA’s ‘09 allocated corporate charges of $23M à expected savings of $11.6M in 2012
› Implementing plans for growth in gas conversions
› Execution of capital expenditure plan at each of our regulated businesses
› Continued focus on management of O&M expenses at each of our regulated businesses

1Q ’11 Earnings
Highlights
 Solid 1Q Net Income
 ➢ Growth in Electric Operations, including GenConn
 ➢ First full quarter of Gas Operations
 Projected savings from the gas acquisitions are identified
 Exit from transition services agreement on schedule
 Implementing plans for growth in gas conversions
 Executing on capital expenditure plan - realizing rate base growth
 GenConn Middletown expected to be operational in June 2011

1Q ’11 Earnings
Q&A

1Q ’11 Earnings
Appendix

1Q ’11 Earnings
* 2010 Gas distribution capex reflects the full year amount; UIL ownership was for 6 weeks effective with the closing on the acquisition. Does not reflect capital for gas conversions growth plan.
** Updated - February 23, 2011
*** Information as of 2010 Fall EEI conference
Amounts may not add due to rounding.
The annual long-term capital spending update will be presented at the Fall EEI conference
UIL CapEx Profile

20
1Q ’11 Earnings

Near-Term Average Rate Base Profile
28%
23%
7%
30%
22%
5%
35%
3%
40%
1%
23%
38%
37%
39%
43%
22%
38%
24%
36%
40%
24%
Electric distribution
CTA
Gas distribution*
Electric transmission

UI’s 50% Share ($M):   2010A  2011P  2012P  2013P  2014P  2015P
Avg. GenConn RB Equivalent:            $ 51  $ 140  $ 164  $ 156  $ 149  $ 142
Avg. Gen Conn Equity “Rate Base”           $ 25  $ 70  $ 82  $ 78  $ 75  $ 71
Rate Base (Excluding GenConn Equity Investments):
GenConn Equity Investments:
Notes: *2010 Gas distribution average rate base reflects the full year; UIL ownership was for 6 weeks effective with the closing on the acquisition. For comparability purposes, Gas distribution excludes the impacts of 338(h)(10) election.
Amounts may not add due to rounding.
42%

1Q ’11 Earnings
* Based on current expectations
** Related to the tax year
 Efficient use of cash benefits from
 bonus depreciation
 ➢ Expected pension contributions of
 approximately $73M to the electric &
 gas pension plans in 2011
 › $52.2M already contributed during
 1Q ‘11
 ➢ Reduces pension costs and increases
 rate base
 Based on current plans, expect no
 need for external equity for at least
 the next 3 years
Expected Impacts of Bonus Depreciation - ‘10 & ‘11
Based on Current Expectations

1Q ’11 Earnings
Final 338(h)(10) Cash Value ($M)